UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10503

Name of Fund: BlackRock New York Municipal 2018 Term Trust (BLH)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal 2018 Term Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock California Municipal 2018 Term Trust (BJZ)

BlackRock Municipal 2018 Term Trust (BPK)

BlackRock New York Municipal 2018 Term Trust (BLH)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended December 31, 2013

Municipal Market Conditions

In the earlier months of 2013, municipal bond supply was met with robust demand as investors were starved for yield in the low-rate, low-return environment and seeking tax-exempt investments in light of higher US tax rates that became effective at the turn of the year. Investors moved into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income.

S&P Municipal Bond Index Total Returns as of December 31, 2013 6 months: 0.00% 12 months: (2.55)%

However, market conditions turned less favorable in May when the US Federal Reserve initially mentioned the possibility of gradually scaling back on its bond-buying stimulus program (which did not come to fruition until mid-December). Further signals from the Fed alluding to a retrenchment of asset purchases led to rising interest rates and waning municipal bond demand in June. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows in the last six months of the period, resulting in net outflows of approximately $53.8 billion for the 12-month period as a whole (based on data from the Investment Company Institute).

High levels of interest rate volatility resulted in a sharp curtailment of tax-exempt issuance in May through year end. However, from a historical perspective, total new issuance for the 12 months ended December 31, 2013 remained relatively strong at $326 billion (only modestly lower than the $379 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs. Total new supply was also supported by recent activity in the taxable market, where taxable municipal issuance was up approximately 10% year-over-year.

A Closer Look at Yields

From December 31, 2012 to December 31, 2013, muni yields increased by 136 basis points (“bps”) from 2.83% to 4.19% on AAA-rated 30-year municipal bonds, while increasing 105 bps from 1.72% to 2.77% on 10-year bonds and rising another 43 bps from 0.81% to 1.24% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 134 bps and the spread between 2- and 10-year maturities widened by 103 bps.

During the same time period, US Treasury rates rose by 102 bps on 30-year and 127 bps on 10-year bonds, while moving up 102 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce risk later in the period. On the short end of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets into short- and intermediate-duration investments. Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment, particularly as the recent correction has restored value in the market and placed yields at levels not obtainable since early 2011. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 14 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this tepid economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	DECEMBER 31, 2013

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Trusts issue Auction Market Preferred Shares (“Preferred Shares”), which pay dividends at prevailing short-term interest rates, and the Trusts invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Trusts had not used leverage.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Trust’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Trust pays higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 3 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Trust’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trusts are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Trust’s total assets less its total accrued liabilities). In addition, each Trust voluntarily limits its economic leverage to 50% of its total managed assets. As of December 31, 2013, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BJZ	21%
BPK	23%
BLH	23%
ANNUAL REPORT	DECEMBER 31, 2013	5

Trust Summary as of December 31, 2013	BlackRock California Municipal 2018 Term Trust

Trust Overview

BlackRock California Municipal 2018 Term Trust’s (BJZ) (the “Trust”) investment objectives seek to provide current income exempt from regular federal and California income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12 months ended December 31, 2013, the Trust returned 1.21% based on market price and 1.07% based on NAV. The Trust’s peer group of closed-end funds in the Lipper California Municipal Debt Funds category posted an average return of (11.17)% based on market price and (5.70)% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	During the period, the Trust benefited from income generated on its fully invested portfolio of tax-exempt municipal bonds and its exposure to pre-refunded bonds. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was an advantage in comparison to its Lipper category peers that typically hold longer-dated issues as rate increases were significantly larger further out on the yield curve, driving prices lower on longer-dated issues.
•	The Trust’s duration (sensitivity to interest rate movements) and exposure to zero-coupon bonds were detractors from performance in the rising interest rate environment. The Trust’s exposure to Puerto Rico debt also detracted from results as credit spreads on Puerto Rico bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. However, it is important to note that the Trust held only a small exposure to non-escrowed Puerto Rico securities and these positions were eliminated during the period. Therefore, the impact of the deterioration in Puerto Rico bond prices on Trust performance was minimal.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BJZ
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2013 ($15.77)[1]	3.90%
Tax Equivalent Yield[2]	7.95%
Current Monthly Distribution per Common Share[3]	$0.0513
Current Annualized Distribution per Common Share[3]	$0.6156
Economic Leverage as of December 31, 2013[4]	21%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
6	ANNUAL REPORT	DECEMBER 31, 2013

BlackRock California Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/13	12/31/12	Change	High	Low
Market Price	$15.77	$16.21	(2.71)%	$16.49	$14.97
Net Asset Value	$15.36	$15.81	(2.85)%	$15.92	$15.06

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	12/31/13	12/31/12
County/City/Special District/School District	22%	25%
Transportation	21	17
Utilities	20	18
State	11	12
Health	9	13
Corporate	8	8
Education	7	5
Housing	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	12/31/13	12/31/12
AAA/Aaa	2%	2%
AA/Aa	62	47
A	31	27
BBB/Baa	5	19
Not Rated	—	5	[2]
[1]	Using the higher of Standard & Poor’s (”S&P”) or Moody’s Investors Service (“Moody’s”) ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2012, the market value of these securities was $3,063,184, representing 2% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	28%
2015	—
2016	—
2017	3
2018	33
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	DECEMBER 31, 2013	7

Trust Summary as of December 31, 2013	BlackRock Municipal 2018 Term Trust

Trust Overview

BlackRock Municipal 2018 Term Trust’s (BPK) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12 months ended December 31, 2013, the Trust returned 0.88% based on market price and 1.55% based on NAV. The Trust’s peer group of closed-end funds in the Lipper Intermediate Municipal Debt Funds category posted an average return of (7.05)% based on market price and (3.21)% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	During the period, the Trust benefited from income generated on its fully invested portfolio of tax-exempt municipal bonds and its exposure to pre-refunded bonds. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was an advantage in comparison to its Lipper category peers that typically hold longer-dated issues as rate increases were significantly larger further out on the yield curve, driving prices lower on longer-dated issues.
•	The Trust’s duration (sensitivity to interest rate movements) and exposure to zero-coupon bonds were detractors from performance in the rising interest rate environment. The Trust’s exposure to Puerto Rico debt also detracted from results as credit spreads on Puerto Rico bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. However, it is important to note that the Trust held only a small exposure to Puerto Rico securities and these positions were eliminated during the period. Therefore, the impact of the deterioration in Puerto Rico bond prices on Trust performance was minimal.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BPK
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2013 ($15.94)[1]	4.59%
Tax Equivalent Yield[2]	8.11%
Current Monthly Distribution per Common Share[3]	$0.061
Current Annualized Distribution per Common Share[3]	$0.732
Economic Leverage as of December 31, 2013[4]	23%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
8	ANNUAL REPORT	DECEMBER 31, 2013

BlackRock Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/13	12/31/12	Change	High	Low
Market Price	$15.94	$16.56	(3.74)%	$17.39	$15.58
Net Asset Value	$15.57	$16.07	(3.11)%	$16.30	$15.39

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	12/31/13	12/31/12
County/City/Special District/School District	17%	17%
Corporate	16	18
Transportation	15	13
State	14	13
Utilities	12	11
Housing	10	10
Health	9	11
Tobacco	4	5
Education	3	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	12/31/13	12/31/12
AAA/Aaa	15%	13%
AA/Aa	18	26
A	37	28
BBB/Baa	19	23
BB/Ba	3	3
B	1	2
Not Rated[2]	7	5
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2013 and December 31, 2012, the market value of these securities was $3,110,215, representing less than 1%, and $5,352,592, representing 1%, respectively, of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	3%
2015	10
2016	7
2017	6
2018	45
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	DECEMBER 31, 2013	9

Trust Summary as of December 31, 2013	BlackRock New York Municipal 2018 Term Trust

Trust Overview

BlackRock New York Municipal 2018 Term Trust’s (BLH) (the “Trust”) investment objectives seek to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes and to return $15 per common share (the initial offering price per common share) to holders of common shares on or about December 31, 2018. The Trust seeks to achieve its investment objectives by investing at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

•	For the 12 months ended December 31, 2013, the Trust returned (1.55)% based on market price and (0.36)% based on NAV. The Trust’s peer group of closed-end funds in the Lipper New York Municipal Debt Funds category posted an average return of (13.67)% based on market price and (6.92)% based on NAV for the same period. All returns reflect reinvestment of dividends. The Trust’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion pertains to performance based on NAV.
•	During the period, the Trust’s duration (sensitivity to interest rate movements) and exposure to zero-coupon bonds were detractors from performance in the rising interest rate environment. The Trust’s exposure to Puerto Rico debt also detracted from results as credit spreads on Puerto Rico bonds widened materially during the period due to investors’ lack of confidence and a weak local economy. However, it is important to note that the Trust held only a small exposure to Puerto Rico securities and these positions were eliminated during the period. Therefore, the impact of the deterioration in Puerto Rico bond prices on Trust performance was minimal.
•	The Trust benefited from income generated on its fully invested portfolio of tax-exempt municipal bonds and its exposure to pre-refunded bonds. The Trust is scheduled to mature on or about December 31, 2018 and thus holds securities that will mature close to that date. The Trust’s shorter maturity profile was an advantage in comparison to its Lipper category peers that typically hold longer-dated issues as rate increases were significantly larger further out on the yield curve, driving prices lower on longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BLH
Initial Offering Date	October 26, 2001
Termination Date (on or about)	December 31, 2018
Yield on Closing Market Price as of December 31, 2013 ($15.23)[1]	3.57%
Tax Equivalent Yield[2]	7.24%
Current Monthly Distribution per Common Share[3]	$0.0453
Current Annualized Distribution per Common Share[3]	$0.5436
Economic Leverage as of December 31, 2013[4]	23%
[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.67%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.
[3]	The distribution rate is not constant and is subject to change.
[4]	Represents Preferred Shares as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.
10	ANNUAL REPORT	DECEMBER 31, 2013

BlackRock New York Municipal 2018 Term Trust

Market Price and Net Asset Value Per Share Summary

	12/31/13	12/31/12	Change	High	Low
Market Price	$15.23	$16.05	(5.11)%	$16.94	$14.90
Net Asset Value	$15.05	$15.67	(3.96)%	$15.84	$14.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Long-Term Investments

Sector Allocation	12/31/13	12/31/12
County/City/Special District/School District	39%	35%
Transportation	20	16
Education	13	17
Housing	9	3
State	7	13
Utilities	6	8
Health	5	6
Corporate	1	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	12/31/13	12/31/12
AAA/Aaa	15%	18%
AA/Aa	51	47
A	21	18
BBB/Baa	11	6
Not Rated	2	11	[2]
[1]	Using the higher of S&P’s or Moody’s ratings.
[2]	The investment advisor has deemed certain of these securities to be of investment grade quality. As of December 31, 2012, the market value of these securities was $2,008,600, representing 2% of the Trust’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,

2014	4%
2015	8
2016	2
2017	2
2018	54
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
ANNUAL REPORT	DECEMBER 31, 2013	11

Schedule of Investments December 31, 2013	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California — 114.9%
Corporate — 8.8%
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, AMT (a):
Republic Services, Inc. Project, Series B, 5.25%, 6/01/23	$2,020	$2,148,654
Waste Management, Inc. Project, Series A, 5.13%, 7/01/31	4,000	4,054,160
California Pollution Control Financing Authority, Refunding RB:
Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	2,030	2,159,291
San Diego Gas & Electric, Series A, 5.90%, 6/01/14	345	353,038
		8,715,143
County/City/Special District/School District — 25.5%
City & County of San Francisco California, GO, Refunding, Series R-1, 5.00%, 6/15/18	1,700	1,991,873
City of Vista California, COP, Refunding, Community Projects (NPFGC):
5.00%, 5/01/19	1,000	1,085,480
4.75%, 5/01/21	1,115	1,173,058
County of San Bernardino California, Special Tax Bonds, Community Facilities District No. 2002-1:
5.35%, 9/01/17	105	106,533
5.50%, 9/01/18	245	248,459
Fontana Public Finance Authority California, Refunding, Tax Allocation Bonds, North Fontana Redevelopment Project, Series A (AGM), 5.25%, 9/01/18	3,395	3,398,633
Irvine Unified School District California, Refunding, Special Tax Bonds, Community Facilities District No. 86-1 (AGM), 5.25%, 9/01/18	5,000	5,680,450
Lathrop Financing Authority, RB, Water Supply Project, 5.80%, 6/01/21	470	472,688
Lodi Unified School District, GO, Refunding (AGM), 4.00%, 8/01/18	1,000	1,107,730
Los Angeles Community College District California, GO, Election of 2001, Series E-1, 4.00%, 8/01/18	200	225,644
Los Angeles Unified School District California, GO:
Election of 2004, Series H (AGM), 5.00%, 7/01/18	600	682,344
Series I, 5.00%, 7/01/20	2,000	2,338,880

Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
Los Banos Unified School District, GO, Election of 2008 (AGM), 5.00%, 8/01/18	$475	$541,733
San Marcos Unified School District, GO, CAB (b):
0.00%, 8/01/17	385	363,367
0.00%, 8/01/18	500	454,890
Santa Clara Unified School District, GO, Election of 2004, Series A, 5.00%, 7/01/18	1,690	1,978,601
Stockton East Water District, COP, Refunding, Series B (NPFGC), 0.00%, 4/01/19 (b)	4,590	3,379,250
		25,229,613
Education — 7.8%
California State Public Works Board, Refunding RB, Trustees of the California State University, Series A, 5.00%, 10/01/17	2,415	2,423,622
University of California, Refunding RB:
General, Series AB, 5.00%, 5/15/19	2,500	2,956,900
Series S, 5.00%, 5/15/18	2,000	2,339,660
		7,720,182
Health — 11.1%
ABAG Finance Authority for Nonprofit Corps., RB, San Diego Hospital Association, Series C, 5.38%, 3/01/21	2,100	2,113,083
California Health Facilities Financing Authority, RB:
Scripps Health, Series A, 5.00%, 10/01/18	750	873,818
Sutter Health, Series B, 5.00%, 8/15/19	1,430	1,682,023
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series D, 5.00%, 8/15/18	515	600,536
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series E-1, 5.00%, 4/01/44 (a)	4,700	5,317,627
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/18	300	333,912
		10,920,999
Housing — 2.5%
California HFA, RB, Series A (Fannie Mae):
3.20%, 8/01/18	805	847,955
3.50%, 2/01/19	1,580	1,662,966
		2,510,921

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC AGM AMBAC AMT ARB CAB COP EDA Fannie Mae GO HDA
Assured Guarantee Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Capital Appreciation Bonds
Certificates of Participation
Economic Development Authority
Federal National Mortgage Association
General Obligation Bonds
Housing Development Authority
HFA LRB IDA IDB ISD NPFGC PSF-GTD Radian RB S/F SONYMA
Housing Finance Agency
Lease Revenue Bonds
Industrial Development Authority
Industrial Development Board
Independent School District
National Public Finance Guarantee Corp.
Permanent School Fund Guaranteed
Radian Guaranty, Inc.
Revenue Bonds
Single-Family
State of New York Mortgage Agency

See Notes to Financial Statements.

12	ANNUAL REPORT	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock California Municipal 2018 Term Trust (BJZ) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
California (continued)
State — 11.7%
California State Public Works Board, Refunding RB, California Community Colleges, Series A, 5.00%, 12/01/17	$2,020	$2,027,211
State of California, GO, Refunding:
5.00%, 9/01/18	3,400	3,965,386
5.00%, 11/01/20	20	20,078
Series A, 5.00%, 7/01/18	720	842,954
Various Purpose, 5.25%, 10/01/22	4,000	4,692,120
Veterans, Series BZ, AMT (NPFGC), 5.35%, 12/01/21	10	10,012
		11,557,761
Transportation — 24.3%
City of Long Beach California, RB, Series A, 5.00%, 5/15/18	500	583,515
Foothill-Eastern Transportation Corridor Agency California, Refunding RB, CAB, 0.00%, 2/01/14 (b)(c)	20,000	13,268,800
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 4.50%, 5/15/19	3,420	3,923,150
Port of Oakland California, Refunding RB, Series O, AMT:
5.00%, 5/01/18	2,500	2,826,875
5.00%, 5/01/19	3,000	3,391,500
		23,993,840
Utilities — 23.2%
California State Department of Water Resources, Refunding RB:
Power Supply, Series H, 5.00%, 5/01/22	3,500	4,011,840
Series L, 5.00%, 5/01/19	2,000	2,362,040
Series N, 5.00%, 5/01/19	3,500	4,133,570
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series D, 3.00%, 11/01/18	2,000	2,164,540
Contra Costa Water Authority, Refunding RB, California Water Treatment, Series A, 3.00%, 10/01/18	900	972,171
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, Series A, 3.00%, 10/01/18	3,000	3,247,800
Cucamonga Valley Water District, Refunding RB, Series A (AGM):
4.00%, 9/01/18	325	363,181
3.00%, 9/01/19	375	397,797
4.00%, 9/01/19	325	362,898
Los Angeles Department of Water & Power, RB, Series B, 5.00%, 7/01/18	600	702,750
Los Angeles Department of Water & Power, Refunding RB, Power System, Series A, 5.00%, 7/01/19	2,500	2,970,450

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Sacramento Municipal Utility District, Refunding RB, Series X, 5.00%, 8/15/18	$400	$467,660
Southern California Public Power Authority, Refunding RB, Canyon Power, Series A, 4.00%, 7/01/18	685	763,042
		22,919,739
Total Municipal Bonds in California		113,568,198

Guam — 0.3%
Utility — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	240	271,524

Puerto Rico — 0.6%
State — 0.0%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series C, 5.75%, 7/01/19 (d)	5	6,106
Transportation — 0.6%
Puerto Rico Highway & Transportation Authority, Refunding RB, Series Z (AGM), 6.00%, 7/01/18 (d)	535	635,494
Total Municipal Bonds in Puerto Rico		641,600

US Virgin Islands — 0.9%
State — 0.9%
Virgin Islands Public Finance Authority, RB, Senior Lien, Matching Fund Loan Note, Series A (c):
5.25%, 10/01/14	360	373,601
5.25%, 10/01/14	455	472,190
Total Municipal Bonds in US Virgin Islands		845,791
Total Long-Term Investments (Cost — $111,180,197) — 116.7%		115,327,113

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (e)(f)	9,303,179	9,303,179
Total Short-Term Securities (Cost — $9,303,179) — 9.4%		9,303,179
Total Investments (Cost — $120,483,376) — 126.1%		124,630,292
Other Assets Less Liabilities — 1.1%		1,061,735
Preferred Shares, at Redemption Value — (27.2%)		(26,850,072)
Net Assets Applicable to Common Shares — 100.0%		$98,841,955

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	13

Schedule of Investments (concluded)	BlackRock California Municipal 2018 Term Trust (BJZ)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Zero-coupon bond.
(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Security is collateralized by municipal or US Treasury obligations.
(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BIF California Municipal Money Fund	6,482,117	2,821,062	9,303,179	$10,730
(f)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$115,327,113	—	$115,327,113
Short-Term Securities	$9,303,179	—	—	9,303,179
Total	$9,303,179	$115,327,113	—	$124,630,292
[1]	See above Schedule of Investments for values in each sector.

The carrying amount for certain of the Trust’s assets approximates fair value for financial statement purposes. As of December 31, 2013, cash of $423 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

14	ANNUAL REPORT	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Alabama — 0.6%
Alabama 21st Century Authority, Refunding RB, Series A, 5.00%, 6/01/18	$500	$563,095
Courtland Alabama IDB, Refunding RB, International Paper Co. Projects, Series A, 4.75%, 5/01/17	1,000	1,021,250
		1,584,345
Arizona — 2.2%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/21	4,660	5,363,147
California — 10.4%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/19	2,570	3,022,937
California Pollution Control Financing Authority, RB, Waste Management, Inc. Project, Series C, AMT, 5.13%, 11/01/23 (a)	6,500	6,695,130
California Pollution Control Financing Authority, Refunding RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series C, AMT, 5.25%, 6/01/23 (a)	4,055	4,313,263
California State Department of Water Resources, Refunding RB, Power Supply, Series L, 5.00%, 5/01/18	5,000	5,839,200
Los Angeles Regional Airports Improvement Corp., Refunding RB, Facilities Lease, LAXFuel Corp., AMT:
5.00%, 1/01/17	450	498,132
5.00%, 1/01/18	930	1,045,506
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,385,400
		25,799,568
Colorado — 4.8%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/17	515	550,396
4.00%, 12/01/18	540	575,219
Colorado Housing & Finance Authority, RB, Disposal, Waste Management, Inc. Project, AMT, 5.70%, 7/01/18	5,000	5,478,300
Park Creek Metropolitan District Colorado, Refunding RB, Senior Limited Property Tax, 5.25%, 12/01/20	5,010	5,265,059
		11,868,974
Florida — 4.0%
County of Broward Airport System Revenue Florida, Refunding RB, Series P-1, AMT, 5.00%, 10/01/18	3,930	4,436,774
County of Broward School Board Florida, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,406,100
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/18	2,000	2,263,220
Pine Island Community Development District, RB, 5.30%, 11/01/10	400	156,236
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 1.00%, 12/31/49	2,270	1,689,379
		9,951,709

Municipal Bonds	Par (000)	Value
Guam — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$620	$701,437
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose Senior Living Revenue, 5.00%, 11/15/18	370	406,871
Illinois — 13.5%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (AMBAC):
5.00%, 1/01/19	5,000	5,351,750
5.00%, 1/01/20	3,000	3,211,050
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.00%, 11/01/18	2,290	2,621,523
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.35%, 6/15/19	1,885	1,983,152
5.40%, 6/15/20	1,985	2,078,255
5.45%, 6/15/21	2,090	2,179,034
Railsplitter Tobacco Settlement Authority, RB, 5.00%, 6/01/18	10,000	11,293,500
State of Illinois, RB, Build Illinois, Series B:
5.00%, 6/15/18 (b)	355	414,388
Unrefunded Balance, 5.00%, 6/15/18	1,645	1,883,443
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A (AGM), 5.00%, 7/01/15 (c)	2,250	2,408,513
		33,424,608
Indiana — 3.0%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	2,975	1,740,464
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	1,715	1,826,406
Indiana State Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/19	875	1,014,213
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	2,500	2,753,825
		7,334,908
Iowa — 1.4%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	3,720	3,570,754
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.00%, 11/15/18	2,500	2,893,675
Kentucky — 3.5%
County of Kenton Kentucky School District Finance Corp., Refunding RB, 2.50%, 6/01/18	3,210	3,328,256
County of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 12/01/18	1,755	2,017,460
Kentucky Housing Corp., RB, Series C, AMT, 4.63%, 7/01/22	3,195	3,243,245
		8,588,961
Louisiana — 0.2%
Louisiana Public Facilities Authority, RB, Department of Public Safety, Fire Marshal’s Headquarter Project (NPFGC), 5.88%, 6/15/14	475	486,576

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	15

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Maryland — 3.5%
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.00%, 1/01/19	$1,685	$1,815,234
University of Maryland Medical System, 5.00%, 7/01/18	1,000	1,135,410
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 3/01/19	5,000	5,673,350
		8,623,994
Massachusetts — 0.1%
State of Massachusetts Water Pollution Abatement Trust, Refunding RB, MWRA Program, Sub-Series A, 6.00%, 8/01/23	135	135,630
Michigan — 3.0%
Detroit Water and Sewerage Department, Refunding RB, Sewage Disposal System, Senior Lien, Series A (AGM), 5.00%, 7/01/18	3,000	3,004,800
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital (AGM), 5.00%, 5/15/18	2,025	2,296,391
Michigan State Hospital Finance Authority, Refunding RB, Oakwood Obligation Group, Series A, 5.00%, 7/15/18	1,000	1,091,970
Michigan State Housing Development Authority, Refunding RB, Series B, 4.15%, 4/01/18	1,000	1,076,820
		7,469,981
Mississippi — 4.1%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,000	10,180,710
Missouri — 0.8%
City of Kansas City Missouri, Refunding ARB, AMT, Series A, 5.00%, 9/01/18	1,750	1,978,795
Multi-State — 5.9%
Centerline Equity Issuer Trust, 6.80%, 10/31/52 (d)(e)	14,000	14,632,940
Nebraska — 1.7%
Central Plains Energy Project Nebraska, RB, Gas Project (Project No. 3), 5.00%, 9/01/17	2,330	2,569,874
Public Power Generation Agency, RB, Whelan Energy Center, Series 2-A (AGC), 5.00%, 1/01/18	1,500	1,652,055
		4,221,929
Nevada — 4.3%
City of Las Vegas Nevada, Special Assessment Bonds, Summerlin Area, 5.35%, 6/01/17	985	1,009,812
County of Clark Nevada, Refunding, Special Assessment Bonds, Improvement District No. 142, Mountain’s Edge, 4.00%, 8/01/18	4,235	4,224,370
Director of the State of Nevada Department of Business & Industry, RB, Mandatory Put Bonds, Republic Services, Inc. Project, AMT, 5.63%, 12/01/26 (a)	5,120	5,540,813
		10,774,995

Municipal Bonds	Par (000)	Value
New Jersey — 14.0%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 7.20%, 11/15/30 (a)	$4,250	$4,249,447
New Jersey EDA, Refunding RB, Cigarette Tax Revenue, 5.00%, 6/15/18	5,000	5,558,250
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.50%, 4/01/16	5,440	5,635,514
New Jersey Educational Facilities Authority, RB, Seton Hall University, Series D, 5.00%, 7/01/18	320	365,264
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (b)	2,500	3,086,350
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 5.00%, 7/01/18	850	968,651
AtlantiCare Regional Medical Center, 5.00%, 7/01/20	1,500	1,617,615
Barnabas Health, Series A, 5.00%, 7/01/18	2,000	2,232,320
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series T, AMT, 4.55%, 10/01/22	2,185	2,221,337
New Jersey State Turnpike Authority, Refunding RB, Series G, 5.00%, 1/01/18	1,350	1,544,643
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.00%, 6/15/18	2,000	2,299,280
Newark Housing Authority, RB, South Ward Police Facility (AGC), 4.50%, 12/01/18	4,450	4,952,138
		34,730,809
New York — 8.0%
City of New York, GO, Sub-Series F-1:
5.00%, 9/01/15 (c)	7,365	7,937,850
Unrefunded Balance, 5.00%, 9/01/18	135	145,092
Metropolitan Transportation Authority, Refunding RB, Series A, 5.00%, 11/15/18	1,000	1,165,250
New York State Dormitory Authority, RB, General Purpose, Series A, 5.00%, 3/15/18	8,000	9,244,240
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,200	1,290,600
		19,783,032
North Carolina — 2.8%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 4.00%, 1/01/18	3,865	4,265,684
North Carolina HFA, Refunding RB, Series 28-A, AMT, 4.65%, 7/01/23	2,645	2,679,729
		6,945,413
Ohio — 1.4%
State of Ohio, GO, Refunding, Higher Education, Series B, 5.00%, 8/01/18	3,000	3,504,630
Oklahoma — 0.6%
County of Canadian Educational Facilities Authority, RB, Mustang Public Schools Project, 4.00%, 9/01/18	1,000	1,092,670
County of Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A:
2.25%, 4/01/14	175	174,454
2.50%, 4/01/15	175	172,326
		1,439,450

See Notes to Financial Statements.

16	ANNUAL REPORT	DECEMBER 31, 2013

Schedule of Investments (continued)	BlackRock Municipal 2018 Term Trust (BPK) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
Pennsylvania — 4.5%
County of Cumberland Municipal Authority Pennsylvania, Refunding RB, Diakon Lutheran, 5.75%, 1/01/19	$2,375	$2,703,344
Lancaster Industrial Development Authority, Refunding RB, Garden Spot Village Project:
5.00%, 5/01/16	300	321,216
5.00%, 5/01/17	1,175	1,261,727
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 3.00%, 11/01/18	1,000	1,021,960
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Inc., Student Housing Project:
4.00%, 10/01/17	275	286,660
4.00%, 10/01/18	560	580,322
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Drexel University, Series A, 5.00%, 5/01/18	1,000	1,143,000
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/18	1,500	1,717,770
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,089,680
State Public School Building Authority, RB, Community College of Allegheny County Project (AGM), 5.00%, 7/15/18	900	1,031,256
		11,156,935
Texas — 15.5%
Alliance Airport Authority Texas, Refunding RB, FedEx Corp. Project, AMT, 4.85%, 4/01/21	2,000	2,078,220
Birdville ISD Texas, GO, Refunding, CAB (PSF-GTD) (f):
0.00%, 2/15/18	1,615	1,523,349
0.00%, 2/15/19	1,815	1,645,152
0.00%, 2/15/20	2,625	2,282,963
0.00%, 2/15/21	2,500	2,073,525
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/18	750	821,565
5.75%, 1/01/19	750	819,960
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,754,050
City of Houston Texas, Refunding RB, Sub Lien, Series B, 5.00%, 7/01/18	1,000	1,148,930
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, AMT, 5.00%, 11/01/18	5,000	5,358,200
Lower Colorado River Authority, Refunding RB, LCRA Transmission, Series B, 5.00%, 5/15/18	5,000	5,741,050
New Hope Cultural Education Facilities Corp., RB, CHF-Stephenville LLC Tarleton State University Project, Series A:
4.00%, 4/01/17	160	167,238
4.00%, 4/01/18	280	291,085
North Texas Tollway Authority, Refunding RB, Series C:
5.00%, 1/01/19	2,215	2,491,499
5.25%, 1/01/20	4,000	4,468,120
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/18	4,360	4,774,723
		38,439,629

Municipal Bonds	Par (000)	Value
US Virgin Islands — 0.4%
Virgin Islands Public Finance Authority, Refunding RB, Senior Lien, Series B, 5.00%, 10/01/18	$1,000	$1,110,790
Virginia — 1.9%
City of Norfolk Virginia, Refunding RB, Water Revenue, 5.00%, 11/01/18	1,230	1,441,191
Hanover County EDA, Refunding RB, Residential Care Facility, Covenant Woods, Series A, 3.00%, 7/01/14	415	413,186
Virginia HDA, Refunding RB, Sub-Series E-2, AMT, 4.38%, 10/01/19	2,750	2,797,355
		4,651,732
Washington — 0.2%
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B, 5.00%, 10/01/18	500	578,925
Wisconsin — 1.9%
City of Franklin Wisconsin, RB, Waste Management, Inc. Project, AMT, 4.95%, 4/01/16	1,990	2,087,928
State of Wisconsin, Refunding RB, Series A, 5.00%, 5/01/18	1,000	1,156,490
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.00%, 4/01/19	1,265	1,457,659
		4,702,077
Total Municipal Bonds — 119.9%		297,037,929

Municipal Bonds Transferred to Tender Option Bond Trusts (g) — 2.2%
Illinois — 2.2%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien (AGM), 5.00%, 11/01/20	5,000	5,467,250
Total Long-Term Investments (Cost — $289,122,564) — 122.1%		302,505,179

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	10,765,381	10,765,381
Total Short-Term Securities (Cost — $10,765,381) — 4.4%		10,765,381
Total Investments (Cost — $299,887,945) — 126.5%		313,270,560
Other Assets Less Liabilities — 3.0%		7,411,036
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.5%)		(3,751,247)
Preferred Shares, at Redemption Value — (28.0%)		(69,251,216)
Net Assets Applicable to Common Shares — 100.0%		$247,679,133

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	17

Schedule of Investments (concluded)	BlackRock Municipal 2018 Term Trust (BPK)

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security is collateralized by municipal or US Treasury obligations.
(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)
Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(f)	Zero-coupon bond.
(g)
Represent bonds transferred to a TOB. In exchange the Trust acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
FFI Institutional Tax-Exempt Fund	26,827,828	(16,062,447)	10,765,381	$1,684
(i)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$302,505,179	—	$302,505,179
Short-Term Securities	$10,765,381	—	—	10,765,381
Total	$10,765,381	$302,505,179	—	$313,270,560
[1]	See above Schedule of Investments for values in each state or political subdivision.

The carrying amount for certain of the Trust’s liabilities approximates fair value for financial statement purposes. As of December 31, 2013, TOB trust certificates of $(3,750,000) are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

18	ANNUAL REPORT	DECEMBER 31, 2013

Schedule of Investments December 31, 2013	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York — 127.6%
Corporate — 1.7%
Port Authority of New York & New Jersey, RB, Continental Airlines, Inc. and Eastern Air Lines, Inc., Project, LaGuardia Airport, AMT, 9.13%, 12/01/15	$920	$939,357
County/City/Special District/School District — 50.3%
City of New York New York, GO:
Series M, 5.00%, 4/01/15 (a)	1,060	1,122,593
Series M, 5.00%, 4/01/23	330	348,064
Sub-Series G-1, 5.00%, 4/01/18	5,000	5,733,450
Sub-Series H-2, 5.00%, 6/01/20	3,470	4,009,307
City of New York New York Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 5.00%, 1/15/23	1,400	1,532,664
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 2/01/20	2,000	2,329,840
City of Rochester New York, GO, Refunding, Series I, 4.00%, 8/15/18	2,500	2,781,975
New York State, GO, Series E:
5.00%, 12/15/18	1,000	1,182,310
5.00%, 12/15/20	2,000	2,374,820
New York State Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 8/15/19	1,500	1,761,060
State University Dormitory Facilities, Series A, 5.00%, 7/01/18	1,045	1,206,536
New York State Dormitory Authority, Refunding RB, 3rd General Resolution, State University Educational Facilities, Series A, 4.00%, 5/15/18	1,000	1,109,170
New York State Urban Development Corp., Refunding RB, Series D, 5.50%, 1/01/19	750	884,873
Owego Apalachin Central School District, GO, Refunding (AGM), 4.00%, 6/15/18	1,015	1,117,738
		27,494,400
Education — 16.4%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/25 (b)(c)	450	67,496
City of Troy New York, RB, Rensselaer Polytechnic, Series B, 5.00%, 9/01/18	1,000	1,148,840
New York State Dormitory Authority, LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/21	250	289,157
New York State Dormitory Authority, RB:
Mental Health Services, 5.00%, 8/15/18	1,020	1,176,519
Pratt Institute, Series C (AGC), 5.00%, 7/01/19	600	688,590
School Districts Financing Program, Series C, 4.00%, 10/01/18	535	588,842
University of Rochester, Series A, 5.00%, 7/01/21	1,155	1,294,362
New York State Dormitory Authority, Refunding RB:
Mental Health Services, 5.00%, 8/15/18 (d)	5	5,869
Teachers College, Series A, 5.00%, 7/01/17	200	227,078
Teachers College, Series A, 5.00%, 7/01/18	250	288,055
Yeshiva University, 5.00%, 9/01/27	2,000	2,059,160

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A:
5.00%, 6/01/18	$600	$672,654
5.00%, 6/01/19	400	449,816
		8,956,438
Health — 7.2%
New York State Dormitory Authority, Refunding RB, Miriam Osborn Memorial Home, 2.50%, 7/01/18	1,890	1,912,548
Orange County Industrial Development Agency, Refunding RB, St. Luke’s Hospital Newburgh New York Project, Series A (Radian), 5.38%, 12/01/21	2,000	2,008,560
		3,921,108
Housing — 11.2%
New York Mortgage Agency, Refunding RB, AMT, 4.50%, 10/01/20	4,110	4,174,404
New York State Dormitory Authority, Refunding RB, Series A:
North Shore Long Island Jewish, 5.00%, 5/01/18	615	700,356
North Shore Long Island Jewish, 4.00%, 5/01/19	250	271,955
North Shore Long Island Jewish, 5.00%, 5/01/19	650	739,583
State University Educational Facilities, 5.88%, 5/15/17	125	140,501
New York State HFA, RB, Affordable Housing, Series E (SONYMA), 1.50%, 5/01/18	120	118,973
		6,145,772
State — 8.5%
Monroe County Industrial Development Agency, RB, Rochester Schools Modernization Project, Series A, 5.00%, 5/01/18	1,000	1,149,340
New York State Dormitory Authority, RB, Series A, 5.00%, 3/15/18	2,000	2,311,060
New York State Dormitory Authority, Refunding LRB, Municipal Health Facilities, 4.00%, 5/15/18	550	605,864
New York State Urban Development Corp., RB, State Personal Income Tax, Series A-1, 5.00%, 12/15/22	500	568,910
		4,635,174
Transportation — 25.4%
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.00%, 11/15/18	1,000	1,165,250
Series C, 4.00%, 11/15/16	1,000	1,093,600
Series C, 5.00%, 11/15/17	1,000	1,147,240
Series C, 5.00%, 11/15/18	1,965	2,274,684
New York State Thruway Authority, RB, Transportation, Series A, 5.00%, 3/15/20	1,750	2,012,552
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/18	1,300	1,486,888
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	300	322,650
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/18	900	1,040,256

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	19

Schedule of Investments (continued)	BlackRock New York Municipal 2018 Term Trust (BLH) (Percentages shown are based on Net Assets)
Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation (concluded)
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 4.00%, 11/15/18	$3,000	$3,361,980
		13,905,100
Utilities — 6.9%
Long Island Power Authority, Refunding RB, Series A, 5.25%, 4/01/21	1,000	1,098,650
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2012, Series FF, 5.00%, 6/15/20	2,000	2,345,060
Upper Mohawk Valley Regional Water Finance Authority, Refunding RB, Water System, 4.00%, 4/01/18	300	328,047
		3,771,757
Total Municipal Bonds in New York		69,769,106

Municipal Bonds	Par (000)	Value
Guam — 0.3%
Utility — 0.3%
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/19	$140	$158,389
Total Long-Term Investments ($68,726,125) — 127.9%		69,927,495

Short-Term Securities	Shares
BIF New York Municipal Money Fund, 0.00% (e)(f)	545,734	545,734
Total Short-Term Securities (Cost — $545,734) — 1.0%		545,734
Total Investments (Cost — $69,271,859) — 128.9%		70,473,229
Other Assets Less Liabilities — 1.1%		619,079
Preferred Shares, at Redemption Value — (30.0%)		(16,425,356)
Net Assets Applicable to Common Shares — 100.0%		$54,666,952

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Security is collateralized by municipal or US Treasury obligations.
(e)	Investments in issuers considered to be an affiliate of the Trust during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at December 31, 2012	Net Activity	Shares Held at December 31, 2013	Income
BIF New York Municipal Money Fund	577,963	(32,229)	545,734	$6
(f)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

20	ANNUAL REPORT	DECEMBER 31, 2013

Schedule of Investments (concluded)	BlackRock New York Municipal 2018 Term Trust (BLH)

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$69,927,495	—	$69,927,495
Short-Term Securities	$545,734	—	—	545,734
Total	$545,734	$69,927,495	—	$70,473,229
[1]	See above Schedule of Investments for values in each sector.

There were no transfers between levels during the year ended December 31, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	21

Statements of Assets and Liabilities
December 31, 2013	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Assets
Investments at value — unaffiliated[1]	$115,327,113	$302,505,179	$69,927,495
Investments at value — affiliated[2]	9,303,179	10,765,381	545,734
Cash	423	—	—
Interest receivable	1,132,466	3,624,338	707,797
Investments sold receivable	45,638	1,430,000	—
Prepaid expenses	10,091	19,261	7,858
Prepaid redemption of Preferred Shares	—	2,625,000	—
Total assets	125,818,910	320,969,159	71,188,884

Accrued Liabilities
Investment advisory fees payable	44,947	108,920	24,174
Officer’s and Trustees’ fees payable	13,213	47,382	9,358
Income dividends payable — Common Shares	10,851	51,926	4,684
Interest expense and fees payable	—	1,247	—
Other accrued expenses payable	57,872	79,335	58,360
Total accrued liabilities	126,883	288,810	96,576

Other Liabilities
TOB trust certificates	—	3,750,000	—
Total liabilities	126,883	4,038,810	96,576

Preferred Shares at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3]	26,850,072	69,251,216	16,425,356
Net Assets Applicable to Common Shareholders	$98,841,955	$247,679,133	$54,666,952

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[4]	$92,305,843	$232,793,378	$52,684,382
Undistributed net investment income	3,456,626	10,485,817	1,360,947
Accumulated net realized loss	(1,067,430)	(8,982,677)	(579,747)
Net unrealized appreciation/depreciation	4,146,916	13,382,615	1,201,370
Net Assets Applicable to Common Shareholders	$98,841,955	$247,679,133	$54,666,952
Net asset value per Common Share	$15.36	$15.57	$15.05

[1] Investments at cost — unaffiliated	$111,180,197	$289,122,564	$68,726,125

[2] Investments at cost — affiliated	$9,303,179	$10,765,381	$545,734

[3] Preferred Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	1,074	2,770	657

[4] Common Shares outstanding, unlimited number of shares authorized, par value $0.001 per share	6,433,028	15,908,028	3,633,028

See Notes to Financial Statements.

22	ANNUAL REPORT	DECEMBER 31, 2013

Statements of Operations
Year Ended December 31, 2013	BlackRock California Municipal 2018 Term Trust (BJZ)	BlackRock Municipal 2018 Term Trust (BPK)	BlackRock New York Municipal 2018 Term Trust (BLH)
Investment Income
Interest	$4,731,920	$13,355,363	$2,113,110
Income — affiliated	10,730	1,684	6
Total income	4,742,650	13,357,047	2,113,116

Expenses
Investment advisory	569,739	1,374,980	316,731
Remarketing fees for Preferred Shares	64,175	126,896	34,160
Professional	63,290	113,810	45,885
Transfer agent	25,371	41,135	24,382
Accounting services	17,592	30,780	11,999
Officer and Trustees	13,293	30,997	7,714
Custodian	10,694	21,744	7,582
Registration	9,132	9,132	9,132
Printing	6,439	10,027	6,624
Miscellaneous	41,681	60,061	35,268
Total expenses excluding interest expense and fees	821,406	1,819,562	499,477
Interest expense and fees[1]	—	21,148	—
Total expenses	821,406	1,840,710	499,477
Less fees waived by Manager	(2,196)	(2,605)	(1,007)
Total expenses after fees waived	819,210	1,838,105	498,470
Net investment income	3,923,440	11,518,942	1,614,646

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	395,311	(925,536)	15,795
Net change in unrealized appreciation/depreciation on investments	(3,097,060)	(6,229,898)	(1,764,686)
Total realized and unrealized loss	(2,701,749)	(7,155,434)	(1,748,891)

Dividends to Preferred Shareholders From
Net investment income	(68,997)	(142,790)	(37,883)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$1,152,694	$4,220,718	$(172,128)
[1]	Related to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	23

Statements of Changes in Net Assets

	BlackRock California Municipal 2018 Term Trust (BJZ)		BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012
Operations
Net investment income	$3,923,440	$4,570,677	$11,518,942	$13,858,758
Net realized gain (loss)	395,311	2,234,212	(925,536)	5,294,463
Net change in unrealized appreciation/depreciation	(3,097,060)	(372,381)	(6,229,898)	2,762,824
Dividends to Preferred Shareholders from net investment income	(68,997)	(143,300)	(142,790)	(345,256)
Net increase in net assets applicable to Common Shareholders resulting from operations	1,152,694	6,289,208	4,220,718	21,570,789

Dividends to Common Shareholders From[1]
Net investment income	(4,039,942)	(4,905,184)	(12,252,841)	(14,928,093)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,887,248)	1,384,024	(8,032,123)	6,642,696
Beginning of year	101,729,203	100,345,179	255,711,256	249,068,560
End of year	$98,841,955	$101,729,203	$247,679,133	$255,711,256
Undistributed net investment income, end of year	$3,456,626	$4,001,719	$10,485,817	$12,424,145

	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012
Operations
Net investment income	$1,614,646	$2,356,843
Net realized gain	15,795	619,851
Net change in unrealized appreciation/depreciation	(1,764,686)	248,956
Dividends to Preferred Shareholders from net investment income	(37,883)	(80,614)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(172,128)	3,145,036

Dividends to Shareholders From[1]
Net investment income	(2,081,726)	(3,032,489)

Net Assets
Total increase (decrease) in net assets applicable to Common Shareholders	(2,253,854)	112,547
Beginning of year	56,920,806	56,808,259
End of year	$54,666,952	$56,920,806
Undistributed net investment income, end of year	$1,360,947	$2,011,007
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

24	ANNUAL REPORT	DECEMBER 31, 2013

Financial Highlights	BlackRock California Municipal 2018 Term Trust (BJZ)
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.81	$15.60	$14.34	$14.36	$11.94
Net investment income[1]	0.61	0.71	0.86	0.98	1.03
Net realized and unrealized gain (loss)	(0.42)	0.28	1.28	(0.11)	2.25
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net increase (decrease) from investment operations	0.18	0.97	2.12	0.84	3.23
Dividends to Common Shareholders from net investment income[2]	(0.63)	(0.76)	(0.86)	(0.86)	(0.81)
Net asset value, end of year	$15.36	$15.81	$15.60	$14.34	$14.36
Market price, end of year	$15.77	$16.21	$16.34	$15.38	$15.09

Total Investment Return[3]
Based on net asset value	1.07%	6.16%	14.86%	5.56%	27.09%
Based on market price	1.21%	3.92%	12.17%	7.73%	37.46%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.82%	0.93%	0.93%	0.92%	0.96%
Total expenses after fees waived[4]	0.82% [5]	0.92%	0.91%	0.91%	0.95%
Net investment income[4]	3.92%	4.51%	5.82%	6.64%	7.56%
Dividends to Preferred Shareholders	0.07%	0.14%	0.17%	0.24%	0.38%
Net investment income to Common Shareholders	3.85%	4.37%	5.65%	6.40%	7.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$98,842	$101,729	$100,345	$92,260	$92,410
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$26,850	$55,525	$55,525	$55,525	$55,525
Portfolio turnover	—	15%	28%	7%	5%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$117,032	$70,803	$70,180	$66,542	$66,609
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.
[5]	For the year ended December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.75%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	25

Financial Highlights	BlackRock Municipal 2018 Term Trust (BPK)
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$16.07	$15.66	$14.58	$14.32	$11.63
Net investment income[1]	0.72	0.87	1.04	1.07	1.12
Net realized and unrealized gain (loss)	(0.44)	0.50	1.00	0.16	2.54
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net increase (decrease) from investment operations	0.27	1.35	2.02	1.20	3.61
Dividends to Common Shareholders from net investment income[2]	(0.77)	(0.94)	(0.94)	(0.94)	(0.92)
Net asset value, end of year	$15.57	$16.07	$15.66	$14.58	$14.32
Market price, end of year	$15.94	$16.56	$16.59	$15.75	$15.15

Total Investment Return[3]
Based on net asset value	1.55%	8.42%	13.86%	7.94%	30.92%
Based on market price	0.88%	5.46%	11.66%	10.22%	24.20%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.73%	0.86%	0.85%	0.88%	0.92%
Total expenses after fees waived[4]	0.73%	0.86%	0.85%	0.88%	0.91%
Total expenses after fees waived and excluding interest expense and fees[4,5]	0.72% [6]	0.85%	0.84%	0.87%	0.90%
Net investment income[4]	4.56%	5.51%	6.94%	7.23%	8.36%
Dividends to Preferred Shareholders	0.06%	0.14%	0.16%	0.23%	0.36%
Net investment income to Common Shareholders	4.50%	5.37%	6.78%	7.00%	8.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$247,679	$255,711	$249,069	$231,925	$227,780
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$69,250	$133,850	$133,850	$133,850	$133,850
Portfolio turnover	3%	23%	13%	6%	11%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$114,415	$72,761	$71,521	$68,319	$67,546
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.
[5]	Interest expense and fees relate to TOB’s. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
[6]	For the year ended December 31, 2013, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.67%.

See Notes to Financial Statements.

26	ANNUAL REPORT	DECEMBER 31, 2013

Financial Highlights	BlackRock New York Municipal 2018 Term Trust (BLH)
	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$15.67	$15.64	$15.18	$15.57	$13.78
Net investment income[1]	0.44	0.65	1.00	1.03	1.10
Net realized and unrealized gain (loss)	(0.48)	0.23	0.46	(0.33)	1.67
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.02)	(0.03)	(0.05)
Net increase (decrease) from investment operations	(0.05)	0.86	1.44	0.67	2.72
Dividends to Common Shareholders from net investment income[2]	(0.57)	(0.83)	(0.98)	(1.06)	(0.93)
Net asset value, end of year	$15.05	$15.67	$15.64	$15.18	$15.57
Market price, end of year	$15.23	$16.05	$16.71	$15.92	$16.90

Total Investment Return[3]
Based on net asset value	(0.36)%	5.34%	9.41%	3.90%	19.76%
Based on market price	(1.55)%	0.99%	11.46%	0.39%	28.22%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	0.89%	0.96%	0.99%	1.02%	1.00%
Total expenses after fees waived[4]	0.89% [5]	0.95%	0.98%	1.01%	0.99%
Net investment income[4]	2.89%	4.11%	6.52%	6.60%	7.30%
Dividends to Preferred Shareholders	0.07%	0.14%	0.16%	0.22%	0.34%
Net investment income to Common Shareholders	2.82%	3.97%	6.36%	6.38%	6.96%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$54,667	$56,921	$56,808	$55,159	$56,580
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$16,425	$31,400	$31,400	$31,400	$31,400
Portfolio turnover	7%	48%	16%	6%	14%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$108,207	$70,319	$70,230	$68,918	$70,050
[1]	Based on average Common Shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Do not reflect the effect of dividends to Preferred Shareholders.
[5]	For the year ended December 31, 2013, the total expense ratio after fees waived and excluding remarketing fees was 0.83%.

See Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2013	27

Notes to Financial Statements

1. Organization:

BlackRock California Municipal 2018 Term Trust (“BJZ”), BlackRock Municipal 2018 Term Trust (“BPK”) and BlackRock New York Municipal 2018 Term Trust (“BLH”) (collectively, the “Trusts” or individually as a “Trust”) are organized as Delaware statutory trusts. BPK is registered under the 1940 Act as a diversified, closed-end management investment company. BJZ and BLH are registered as non-diversified, closed-end management investment companies under the 1940 Act. The Board of Trustees of the Trusts are referred to throughout this report as the “Board”, and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine, and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trusts:

Valuation: US GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Trust enters into certain borrowings (e.g., TOBs), that would be “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Trust’s future obligations under such borrowings. Doing so allows the borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

28	ANNUAL REPORT	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 8.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trusts’ US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: BPK leverages its assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which BPK, or an agent on behalf of BPK, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which BPK has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

ANNUAL REPORT	DECEMBER 31, 2013	29

Notes to Financial Statements (continued)

The TOB Residuals held by BPK include the right of BPK (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to BPK. The TOB may also be collapsed without the consent of BPK, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended December 31, 2013, no TOBs in which BPK participated were terminated without the consent of BPK.

The cash received by the TOB from the sale of TOB Trust Certificates, less transaction expenses, is paid to BPK. BPK typically invests the cash received in additional municipal bonds. BPK’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in BPK’s Schedule of Investments and TOB Trust Certificates issued are shown in other liabilities in the Statement of Assets and Liabilities. The carrying amount of BPK’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

BPK may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When BPK invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If BPK invests in a TOB on a recourse basis, BPK will typically enter into a reimbursement agreement with the Liquidity Provider where BPK is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, BPK investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably including the maximum potential amounts owed by the Funds at December 31, 2013, in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedule of Investments including the maximum potential amounts owed by BPK at December 31, 2013.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by BPK on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statement of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At December 31, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Interest Rate
BPK	$5,467,250	$3,750,000	0.26%

For the year ended December 31, 2013, BPK’s average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BPK	$3,750,000	0.56%

Should short-term interest rates rise, BPK’s investments in TOBs may adversely affect BPK’s net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect BPK’s NAV per share.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes of BlackRock, Inc. (“BlackRock”).

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides

30	ANNUAL REPORT	DECEMBER 31, 2013

Notes to Financial Statements (continued)

the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust paid the Manager a monthly fee at an annual rate of 0.40% of each Trust’s average weekly managed assets. Average weekly managed assets are the average weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statements of Operations.

The Manager and each Trust entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee equal to all reimbursements of expenses approved by the Board of such Trust under the sub-advisory agreement.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
BJZ	—	$30,860,049
BPK	$10,498,806	$58,811,483
BLH	$5,450,541	$14,597,867

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to the retention of tax-exempt income were reclassified to the following accounts:

	BJZ	BPK	BLH
Paid-in capital	$359,000	$1,061,069	$145,000
Undistributed net investment income	$(359,594)	$(1,061,639)	$(145,097)
Accumulated net realized loss	$594	$570	$97

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	BJZ	BPK	BLH
Tax-exempt income:[1]
12/31/13	$4,108,939	$12,395,631	$2,119,609
12/31/12	5,048,484	15,172,544	3,095,622
Ordinary income:[2]
12/31/13	—	—	—
12/31/12	—	100,805	17,481
Total
12/31/13	$4,108,939	$12,395,631	$2,119,609
12/31/12	$5,048,484	$15,273,349	$3,113,103
[1]	The Trusts designate these amounts paid during the fiscal year ended December 31, 2013 as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

	BJZ	BPK	BLH
Undistributed tax-exempt income	$3,465,872	$10,695,101	$1,368,073
Capital loss carryforwards	(1,067,430)	(8,873,288)	(579,746)
Net unrealized gains[3]	4,137,670	13,063,942	1,194,243
Total	$6,536,112	$14,885,755	$1,982,570
[3]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

As of December 31, 2013, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BJZ	BPK	BLH
2014	—	$6,871,194	—
2015	$406,870	889,102	$288,258
2017	660,560	202,544	—
2018	—	—	291,488
No expiration date	—	910,448	—
Total	$1,067,430	$8,873,288	$579,746

During the year ended December 31, 2013, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

BJZ	$395,905
BLH	$15,892

ANNUAL REPORT	DECEMBER 31, 2013	31

Notes to Financial Statements (continued)

As of December 31, 2013, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BJZ	BPK	BLH

Tax cost	$120,483,376	$296,345,426	$69,272,088
Gross unrealized appreciation	$4,356,615	$16,255,415	$1,734,789
Gross unrealized depreciation	(209,699)	(3,080,281)	(533,648)
Net unrealized appreciation	$4,146,916	$13,175,134	$1,201,141

7. Concentration, Market and Credit Risk:

BJZ and BLH invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

The Trusts invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of December 31, 2013, BJZ and BLH each invested a significant portion of its assets in securities in the county/city/special district/school district and Transportation sectors. In addition, BJZ also invested a significant portion of its assets in securities in the utilities sector. Changes in economic conditions affecting the county/city/special district/school district, transportation and utilities sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

8. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

32	ANNUAL REPORT	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Common Shares

Shares issued and outstanding remained constant for all Trusts for the years ended December 31, 2013 and December 31, 2012.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on the Trust’s Common Shares or the repurchase of the Trust’s Common Shares if the Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Trusts are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Trusts fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Preferred Shares are redeemable at the option of each Trust in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

In order to provide additional flexibility for each Trust to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of each Trust approved an amendment to each Trust’s Preferred Shares Governing Instrument. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of each Trust believes the removal of this requirement is in the best interest of the Trust and its shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of the Trust’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the Trust and its shareholders.

The Preferred Shares outstanding as of December 31, 2013 were as follows:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days	Moody’s Rating
BJZ	M-7	1,074	0.10%	7	Aa2
BPK	W-7	1,385	0.10%	7	Aa1
	R-7	1,385	0.10%	7	Aa1
BLH	T-7	657	0.10%	7	Aa2

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares prior to November 1, 2012 was the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The Kenny S&P 30-day High Grade Index was discontinued as of November 1, 2012. For purposes of calculating the maximum applicable rate, the Kenny S&P 30-day High Grade Index was replaced with the S&P Municipal Bond 7 Day High Grade Rate Index as of November 1, 2012. The low, high and average dividend rates on the Preferred Share for each Trust for the year ended December 31, 2013 were as follows:

	Series	Low	High	Average
BJZ	M-7	0.08%	0.38%	0.16%
BPK	R-7	0.08%	0.38%	0.16%
	W-7	0.08%	0.38%	0.16%
BLH	T-7	0.08%	0.38%	0.16%
ANNUAL REPORT	DECEMBER 31, 2013	33

Notes to Financial Statements (concluded)

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.08% to 0.38% for the year ended December 31, 2013. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s Preferred Shares than buyers. A successful auction for the Trusts’ Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended December 31, 2013, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M-7	1/22/13	261	$6,525,000
	M-7	4/09/13	228	$5,700,000
	M-7	7/02/13	88	$2,200,000
	M-7	8/06/13	56	$1,400,000
	M-7	9/10/13	80	$2,000,000
	M-7	10/29/13	124	$3,100,000
	M-7	12/31/13	310	$7,750,000
BPK	W-7	1/24/13	714	$17,850,000
	W-7	1/31/13	40	$1,000,000
	W-7	5/23/13	206	$5,150,000
	W-7	8/01/13	112	$2,800,000
	W-7	9/12/13	92	$2,300,000
	W-7	10/10/13	88	$2,200,000
	W-7	11/29/13	40	$1,000,000
	R-7	1/25/13	714	$17,850,000
	R-7	2/01/13	40	$1,000,000
	R-7	5/24/13	206	$5,150,000
	R-7	8/02/13	112	$2,800,000
	R-7	9/13/13	92	$2,300,000
	R-7	10/11/13	88	$2,200,000
	R-7	11/29/13	40	$1,000,000
BLH	T-7	1/23/13	223	$5,575,000
	T-7	7/31/13	136	$3,400,000
	T-7	9/11/13	104	$2,600,000
	T-7	10/30/13	136	$3,400,000

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on February 3, 2014 to Common Shareholders of record on January 15, 2014:

Common Dividend Per Share
BJZ	$0.0513
BPK	$0.0610
BLH	$0.0453

Additionally, the Trusts declared a net investment income dividend on February 3, 2014 payable to Common Shareholders of record on February 14, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period January 1, 2014 to January 31, 2014 were as follows:

	Series	Dividends Declared
BJZ	M-7	$1,496
BPK	R-7	$2,912
	W-7	$2,724
BLH	T-7	$1,406

The Trusts completed the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BJZ	M-7	1/21/14	350	$8,750,000
BPK	R-7	1/03/14	105	$2,625,000
	R-7	1/17/14	155	$3,875,000
	W-7	1/02/14	105	$2,625,000
	W-7	1/16/14	155	$3,875,000

On February 7, 2014, BJZ announced a redemption of 525 Series M-7 Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date of March 4, 2014.

34	ANNUAL REPORT	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
BlackRock California Municipal 2018 Term Trust,
BlackRock Municipal 2018 Term Trust
and BlackRock New York Municipal 2018 Term Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal 2018 Term Trust, BlackRock Municipal 2018 Term Trust and BlackRock New York Municipal 2018 Term Trust (collectively, the “Trusts”), including the schedules of investments, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 24, 2014

ANNUAL REPORT	DECEMBER 31, 2013	35

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Trusts declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on the Trusts’ primary exchange (“open-market purchases”). The Trusts will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

36	ANNUAL REPORT	DECEMBER 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Trustee	Since 2001
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				82 RICs consisting of 82 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Trustee and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee and Member of the Audit Committee	Since 2001
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				82 RICs consisting of 82 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2005
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners Healthcare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007
Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Trustee	Since 2004	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
ANNUAL REPORT	DECEMBER 31, 2013	37

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Trustee and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				82 RICs consisting of 82 Portfolios	None

[1] Independent Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof. In 2013, the Board of Trustees unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007
Consultant, BlackRock, from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 278 Portfolios	None

[3] Mr. Audet is an ”interested person,“ as defined in the 1940 Act, of the Trusts based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an ”interested person“ of the Trusts based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Trustees of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding good cause thereof.

38	ANNUAL REPORT	DECEMBER 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Trusts serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116

ANNUAL REPORT	DECEMBER 31, 2013	39

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Class III Trustees as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BJZ	5,368,813	134,967	0	5,353,416	150,364	0	5,368,813	134,967	0
BPK	14,964,998	125,974	0	14,956,011	134,961	0	14,964,998	125,974	0
BLH	2,916,718	258,599	0	2,916,718	258,599	0	2,916,718	258,599	0

	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BJZ	5,368,813	134,967	0
BPK	14,962,796	128,176	0
BLH	2,916,718	258,599	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

40	ANNUAL REPORT	DECEMBER 31, 2013

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for each Trust to potentially continue to conduct partial redemptions of Preferred Shares in the future, the Board of each Trust approved an amendment to each Trust’s Preferred Shares Statement of Preferences. The amendment eliminates a requirement that precluded partial redemptions of Preferred Shares once the number of Preferred Shares outstanding for a particular series fell below 300 shares. The Board of each Trust believes the removal of this requirement is in the best interest of its Trust and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of Preferred Shares in advance of the Trust’s maturity, if such redemption is otherwise determined to be consistent with the best interest of the Trust and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	DECEMBER 31, 2013	41

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	ANNUAL REPORT	DECEMBER 31, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts leverage their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-BK3-12/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

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Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal 2018 Term Trust	$28,763	$28,500	$3,500	$3,500	$8,100	$8,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable
(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal 2018 Term Trust	$11,600	$11,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants
(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):
Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable
Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of December 31, 2013.
(a)(1) The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Messrs. Soccio, Jaeckel and O’Connor are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2011, 2006 and 2006, respectively.
Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Theodore R. Jaeckel, Jr., CFA	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of December 31, 2013:
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	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	11	0	0	0	0	0
	$3.32 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	63	0	0	0	0	0
	$23.05 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$23.05 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

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As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2013:
Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2013.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Theodore R. Jaeckel, Jr., CFA	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End
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Other Single State High Quality/Insured Muni Fund classification).
Walter O’Connor	A combination of market-based indices (e.g., Barclays Muni Bond Index, Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Phillip Soccio, CFA	A combination of peer based fund classifications or subsets thereof (e.g. Lipper Closed-End General & Insured Muni Debt Fund classification, Lipper Closed-End Pennsylvania Municipal Debt Fund classifications, a subset of Lipper Closed-End Other States Municipal Debt Fund classification).

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options,
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including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio, CFA	None
Theodore R. Jaeckel, Jr., CFA	None
Walter O’Connor	None

(b) Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto
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(a)(3) – Not Applicable
(b) – Certifications – Attached hereto
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal 2018 Term Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal 2018 Term Trust

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal 2018 Term Trust

Date: February 28, 2014

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